UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2018

____________________

Mercantile Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                            ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Bonus Plans

On May 24, 2018, the Boards of Directors of Mercantile Bank Corporation (“Mercantile”), and of Mercantile’s wholly-owned subsidiary, Mercantile Bank of Michigan (the “Bank”), adopted an executive officer bonus plan for 2018 (the “Executive Officer Plan”).

The Executive Officer Plan provides for cash bonuses for: Michael H. Price, the Chairman of the Board of Mercantile and the Chairman of the Board of the Bank (formerly, the Executive Chairman of the Board of Mercantile and the Executive Chairman of the Board of the Bank); Robert B. Kaminski, Jr., the President and Chief Executive Officer of Mercantile and the Chief Executive Officer of the Bank; Charles E. Christmas, the Executive Vice President, Chief Financial Officer, and Treasurer of Mercantile, and the Executive Vice President and Chief Financial Officer of the Bank; Raymond E. Reitsma, the President of the Bank and Senior Vice President of Mercantile; Robert T. Worthington, the Chief Operating Officer, Senior Vice President, General Counsel, and Secretary of Mercantile and the Bank; and Lonna L. Wiersma, the Senior Vice President and Human Resource Director of the Bank and Mercantile.

The maximum amount that can be allocated to the bonus pool is $606,651 under the Executive Officer Plan, provided, however, that the maximum amount will be appropriately adjusted if (a) a newly hired employee becomes eligible to participate in the plan, (b) a participant's base salary is adjusted during the year, or (c) a participant becomes ineligible before December 31, 2018.

Payment from the bonus pool under the plan, if any, is based on the achievement of targets under the following metrics for 2018:

12.5%     Non-performing assets

12.5%     Commercial loan portfolio composition

12.5%     Net interest margin

12.5%     Non-interest income

12.5%     Efficiency ratio

12.5%     Return on assets

12.5%     Return on equity

12.5%     Wholesale funds

The specific targets for each metric will be established by the Compensation Committee of Mercantile's Board of Directors.

Each individual target must be met or exceeded in order for the percentage associated with that metric to be credited toward payment from the bonus pool under the plan. The accumulated percentage for each individual target attained will be applied to the bonus pool amount to determine the total amount of the bonus pool to be awarded (the "Award Amount"). For example, if the first four factors are attained and the next four factors are not attained, and if the maximum amount is allocated to the bonus pool under the Executive Officer Plan, the Award Amount would be $606,651 x 50% = $303,325.50.

The Award Amount will be paid to each participant pro rata based on a uniform percentage of the participant's 2018 salary (not to exceed: 40% of the 2018 salary of each of the Executive Chairman and the Chief Executive Officer; 35% of the 2018 salary of each of the Chief Financial Officer and the President of the Bank; 32.5% of the 2018 salary of the Chief Operating Officer; and 27.5% of the 2018 salary of the Human Resources Director.) Any bonus awards that are earned under the plan will be paid to the executive officers on or before March 15, 2019.

Payments under the plan are subject to specified conditions, qualifications, and clawback provisions. The plan, to the extent provided for in the plan, may be amended by the Compensation Committee of Mercantile's Board of Directors.

A copy of the Executive Officer Plan is attached as Exhibit 10.1.

Changes in Officers

Michael H. Price retired from his role as Executive Chairman of Mercantile effective May 24, 2018. He will remain as a board member of Mercantile and the Bank and will serve as the non-employee Chairman of each board.

Lonna L. Wiersma, Senior Vice President and Human Resources Director for the Bank, was appointed to the positions of Senior Vice President and Human Resources Director for Mercantile.

Raymond E. Reitsma, President of the Bank, was appointed to the position of Senior Vice President of Mercantile.

Item 5.07          Submission of Matters to a Vote of Security Holders.

An annual meeting of our shareholders was held on May 24, 2018 (the “Annual Meeting”). At the Annual Meeting, our shareholders voted on each of the following three matters:

●	election of eight directors, each for a one-year term;

●	ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2018; and

●	an advisory vote to approve the compensation of our executives disclosed in our proxy statement for the Annual Meeting.

The final vote results for each of these three matters is set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David M. Cassard	9,548,213	243,017	0	3,644,054
Edward J. Clark	9,550,393	222,154	0	3,644,054
Michelle L. Eldridge	9,581,876	190,672	0	3,644,054
Jeff A. Gardner	9,581,692	190,856	0	3,644,054
Edward B. Grant	9,579,993	192,554	0	3,644,054
Robert B. Kaminski, Jr.	9,576,287	196,261	0	3,644,054
Michael H. Price	9,269,311	503,237	0	3,644,054
Thomas R. Sullivan	8,775,051	997,497	0	3,644,054

The votes cast on the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2018 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,322,041	70,455	24,105	0

The votes cast on the advisory vote to approve the compensation of our executives disclosed in our proxy statement for the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
9,381,530	255,025	135,993	3,644,054

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	2018 Mercantile Executive Officer Bonus Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles E. Christmas
Charles E. Christmas
Executive Vice President, Chief
Financial Officer and Treasurer

Date: May 25, 2018

Exhibit Index

Exhibit Number	Description

10.1	2018 Mercantile Executive Officer Bonus Plan